Filed under Rule 497(e)
Registration No. 033-06502

SunAmerica Income Funds

AIG U.S. Government Securities Fund

AIG Strategic Bond Fund

AIG Flexible Credit Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 9, 2018, to the Funds’ Prospectus

dated July 28, 2017, as supplemented and amended to date

Effective immediately, the last two paragraphs of the section entitled “Shareholder Account Information – TRANSACTION POLICIES – Execution of requests” is deleted in its entirety and replaced with the following:

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit and/or transferring portfolio securities in-kind to you in lieu of cash. If a Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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